Dreyfus

BASIC New Jersey Municipal Money Market Portfolio

ANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                                  Dreyfus BASIC

                                                           New Jersey Municipal

                                                         Money Market Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC New Jersey Municipal Money Market Portfolio, covering the 12-month period from September 1, 1999 through August 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Joseph Irace.

Tighter monetary policy adversely affected most -- but not all -- sectors of the money markets over the past year. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall potential inflationary pressures in a fast-growing economy. The Fed raised short-term interest rates four times during the reporting period, following two interest-rate hikes implemented in the months before the reporting period began.

Tax-exempt money market investments were also strongly influenced by their own unique supply-and-demand factors, including a reduction in the supply of tax-exempt money market instruments amid strengthening demand. These forces helped constrain the rise in tax-exempt yields relative to comparable taxable securities, especially during the second half of the reporting period.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC New Jersey Municipal Money Market Portfolio.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

September 15, 2000




DISCUSSION OF PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus BASIC New Jersey Municipal Money Market Portfolio perform during the period?

For the 12-month period ended August 31, 2000, the portfolio produced an annualized yield of 3.26%. Taking into account the effects of compounding, the portfolio provided an annualized effective yield of 3.31%.(1)

We attribute the portfolio' s performance to a strong economic environment, rising interest rates and seasonal factors during most of the reporting period.

What is the portfolio's investment approach?

The portfolio seeks a high level of federal and New Jersey state tax-exempt income while maintaining a stable $1.00 share price. We are especially vigilant
in    our    efforts    to    preserve    capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from New Jersey tax-exempt issuers. Second, we actively manage the portfolio's average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the portfolio, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the portfolio' s average weighted maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain current yields for as long as practical. At other times, we try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

                                                       The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The portfolio was positively influenced over the past year by robust U.S. economic growth, rising interest rates, seasonal supply-and-demand factors and a declining supply of newly issued securities.

When the reporting period began on September 1, 1999, it had become apparent that the pace of economic growth in the United States was more rapid than many analysts expected. Consumer confidence was high, oil prices were bouncing back from earlier lows and employment remained strong. These economic forces raised concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board raised short-term interest rates four times during the reporting period, for an increase of 1.25%.

Tax-exempt money markets continued to be influenced by the effects of a strong U.S. economy. As a result, yields for tax-exempt money market instruments were generally low compared to most taxable money market instruments. This was primarily because New Jersey and its municipalities experienced higher tax revenues during the reporting period. As a result, their need to borrow was curtailed which resulted in a reduced supply of securities. However, overall demand for tax-exempt money market securities remained relatively strong because of new wealth created by a strong economy and a rising stock market. The combination of low supply and strong demand tended to put downward pressure on yields.

Despite these influences, during April and May of 2000, seasonal supply-and-demand factors helped push tax-exempt money market yields to their highest level since 1991. That' s because many taxpayers redeemed shares of tax-exempt money market funds to pay their income tax obligations, reducing demand and increasing supply temporarily. We took advantage of this short-lived yield increase by reducing the portfolio's average weighted maturity before seasonal tax selling began. After yields rose, we extended the portfolio's
average    maturity    to    lock    in    higher    prevailing    yields.


Toward the end of the reporting period, tax-exempt money market yields began to decline modestly as signs of a potential economic slowdown emerged. We further extended the portfolio' s average weighted maturity in advance of this time, enabling us to capture higher yields.

What is the portfolio's current strategy?

Our strategy continues to involve active management of the portfolio's average weighted maturity and asset mix according to our interest-rate and supply-and-demand expectations. Accordingly, as of August 31, we maintained a longer average weighted maturity than many other New Jersey tax-exempt money market funds. This strategy was designed to help us lock in what we believe were attractive yields during periods of low supply for newly issued securities.

In addition, when we took advantage of temporary high yields during tax season, we created a "laddered" portfolio, in which maturities are staggered so that current holdings mature at different times. Accordingly, we reduced our holdings of short-term floating-rate securities and redeployed assets to municipal notes and commercial paper. The laddered portfolio was generally designed to maintain then prevailing yields from certain portfolio securities if interest rates fall, while making some cash available for reinvestment in case interest rates rise further. Of course, portfolio composition is subject to change at any time.

September 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                                       The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

August 31, 2000

                                                                                             Principal

TAX EXEMPT INVESTMENTS--100.9%                                                               Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--95.8%

Atlantic County Improvement Authority, Revenues

  Aces Pooled Governmental Loan Program, VRDN

   3.80% (LOC; Kredietbank)                                                                   4,000,000  (a)           4,000,000

Bayonne Municipal Utilities Authority, Sewer Revenue

   (Sewer Project) 4.75%, 2/1/2001                                                            2,800,000                2,802,237

Township of Bernards, BAN 4.625%, 8/30/2001                                                   1,000,000                1,003,092

Burlington County, BAN:

   4.50%, Series A, 2/8/2001                                                                  1,000,000                1,001,679

   5.25%, 6/8/2001                                                                              447,000                  448,798

City of Clifton, BAN 4.75%, Series B, 3/29/2001                                               1,000,000                1,002,796

Township of Freehold, BAN 4.25%, 11/10/2000                                                   2,450,000                2,451,936

Hudson County Improvement Authority, Revenues, Essential

  Purpose Pooled Governmental Loan Program, VRDN

   4.10% (LOC; First Union National Bank of North Carolina)                                   6,400,000  (a)           6,400,000

Jersey City, BAN 4.75%, 1/12/2001                                                             2,000,000                2,003,975

Jersey City Redevelopment Authority, MFHR, Refunding

   VRDN (Dixon Mills) 3.80%, Series A (LOC; FNMA)                                             2,000,000  (a)           2,000,000

Borough of Little Ferry:

   BAN 5%, 8/2/2001                                                                             627,000                  630,191

   GO Notes 5%, 8/2/2001                                                                        500,000                  502,545

Township of Lumbertown, GO Notes

   5.15%, 12/1/2000 (Insured; FGIC)                                                             195,000                  195,516

Middlesex County:

   BAN 4.50%, 1/19/2001                                                                       3,000,000                3,005,735

   GO Notes, General Improvement 4.75%, 8/1/2001                                                100,000                  100,350

Monmouth County, GO Notes:

   5%, 10/1/2000                                                                                250,000                  250,131

   4.75%, 7/15/2001                                                                           1,075,000                1,079,512

Monmouth County Improvement Authority, Revenues

  Aces Pooled Governmental Loan Program, VRDN

   3.90% (LOC; The Bank of New York)                                                          5,350,000  (a)           5,350,000

Town of Morristown, BAN 5%, 4/30/2001                                                         1,450,000                1,455,501

City of New Brunswick, BAN 4.85%, 8/31/2001                                                   2,370,000                2,381,566

New Jersey Economic Development Authority:

  Market Transition Facilities Revenue

      5.25%, Series A, 7/1/2001 (Insured; MBIA)                                               1,000,000                1,007,779

   Transit Revenue (Transportation Project)

      5%, Series B, 5/1/2001 (Insured; FSA)                                                     600,000                602,538


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority (continued):

  VRDN:

    Economic Development Revenue, Refunding

         (Airis Newark LLC Project) 4.15%

         (Insured; AMBAC and Liquidity Facility; Kredietbank)                                 3,900,000  (a)           3,900,000

      Revenues (U.S. Golf Association Project)

         4.15% (LOC; PNC Bank)                                                                2,400,000  (a)           2,400,000

      Thermal Energy Facilities Revenue (Thermal Energy

         Limited Partnership) 4.25% (LOC; Bank One Corp.)                                     3,000,000  (a)           3,000,000

New Jersey Educational Facilities Authority, Revenue:

  CP (Princeton University) 3.70%, Series A, 12/13/2000

      (Corp. Guaranty; Princeton University)                                                  2,000,000                2,000,000

   VRDN:

      (Caldwell College) 4.05%, Series B

         (LOC; Allied Irish Banks)                                                            2,300,000  (a)           2,300,000

      Refunding (College of New Jersey) 3.80%, Series A

         (Insured; AMBAC and Liquidity Facility: Bank of Nova

         Scotia and Toronto-Dominion Bank)                                                    5,000,000  (a)           5,000,000

New Jersey Health Care Facilities Financing Authority

  Revenues, Hospital Capital Asset Financing, VRDN:

      4%, Series A (LOC; Chase Manhattan Bank)                                                2,500,000  (a)           2,500,000

      4%, Series D (LOC; Chase Manhattan Bank)                                                3,000,000  (a)           3,000,000

New Jersey Sports and Exposition Authority, State Contract

  Recreational Revenue, VRDN 4.15%, Series C

   (Insured; MBIA and Liquidity Facility; Credit Suisse)                                      6,000,000  (a)           6,000,000

New Jersey Transit Corporation, GAN, Revenues

  Series A:

      4.80%, 9/1/2000 (Insured; FSA)                                                          1,000,000                1,000,000

      5%, 9/1/2000 (Insured; FSA)                                                             1,600,000                1,600,000

      5.25%, 9/1/2001 (Insured; FSA)                                                            635,000                  637,963

New Jersey Transportation Trust Fund Authority

  Transportation System:

      Revenues 5%, Series B, 6/15/2001                                                          200,000                  200,605

      Transit Revenue, Prerefunded 6%, Series A, 6/15/2001

         (Escrowed in; U.S. Government Securities)                                              250,000                  252,839

New Jersey Turnpike Authority, Turnpike Revenue, Merlots

  VRDN 4.27%, Series EEE (Insured; MBIA and Liquidity

   Facility; First Union National Bank of North Carolina)                                     3,580,000  (a)           3,580,000

Northeast Monmouth County Regional Sewer Authority

   Sewer Revenue, Refunding 4.75%, 1/18/2001                                                  2,000,000                2,002,948

                                                                                           The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Passaic Valley Water Commission, Water Revenue,

  Water Supply System 4.50%, 11/14/2000

   (Liquidity Facility; PNC Bank)                                                             1,000,000                1,001,324

Township of Pennsauken, BAN 4.68%, 6/19/2001                                                  1,855,000                1,855,415

Port Authority of New York and New Jersey, Special Obligation

  Revenue, Versatile Structure Obligation:

    CP:

         4%, Series A and B, 9/1/2000 (Liquidity Facility;

            Bank of Nova Scotia)                                                                385,000                  385,000

         3.95%, 12/12/2000 (Liquidity Facility;
            Bank of Nova Scotia)                                                              2,000,000                2,000,000

         4.20%, 12/12/2000 (Liquidity Facility;
            Bank of Nova Scotia)                                                                200,000                  200,000

      VRDN:

         4.15%, Series 4 (LOC; Landesbank Hessen)                                             7,500,000  (a)           7,500,000

         4.15%, Series 6 (Liquidity Facility; Bank of Nova Scotia)                            6,000,000  (a)           6,000,000

Rahway, BAN 4.15%, 12/20/2000                                                                 4,376,000                4,378,909

Salem County, GO Notes 5.375%, 12/1/2000 (Insured; FGIC)                                        265,000                265,845

Salem County Pollution Control Financing Authority, PCR

  Refunding, VRDN (Public Service Electric and Gas)

   4.25% (BPA; Union Bank of Switzerland and Insured; MBIA)                                   5,700,000  (a)           5,700,000

Somerset County GO Notes 4.375%, 12/1/2000                                                    1,000,000                1,001,015

Somerset County Industrial Pollution Control Financing

  Authority, Industrial Revenue, Refunding, VRDN (American

   Cyanamid) 3.95% (LOC; American Home Products)                                              3,800,000  (a)           3,800,000

Township of Vernon, BAN 4.85%, 7/27/2001                                                      2,049,000                2,057,834

Township of Woodbridge, BAN 4.625%, 7/27/2001                                                 2,000,000                2,005,441

U.S. RELATED--5.1%

Guam Power Authority, Revenue, CP 3.95%, 10/16/2000

   (Insured; AMBAC and Liquidity Facility; Kredietbank)                                       1,200,000                1,200,000

Puerto Rico Commonwealth Government Development Bank

  CP:

      4.50%, 10/27/2000                                                                       2,000,000                2,000,000

      4.05%, 12/14/2000                                                                       3,000,000                3,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $123,400,938)                                                            100.9%              123,401,015

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.9%)              (1,060,667)

NET ASSETS                                                                                       100.0%              122,340,348


Summary of Abbreviations

AMBAC               American Municipal Bond

                        Assurance Corporation

BAN                 Bond Anticipation Notes

BPA                 Bond Purchase Agreement

CP                  Commercial Paper

FGIC                Financial Guaranty Insurance

                        Company

FNMA                Federal National Mortgage

                        Association

FSA                 Financial Security Assurance

GAN                 Grant Anticipation Notes

GO                  General Obligation

LOC                 Letter of Credit

MBIA                Municipal Bond Investors Assurance

                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 73.5

AAA/AA (b)                       Aaa/Aa (b)                      AAA/AA (b)                                       14.2

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    12.3

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000

                                                             Cost  Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           123,400,938   123,401,015

Cash                                                                    256,695

Interest receivable                                                   1,121,165

Prepaid expenses                                                          2,594

                                                                    124,781,469
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            32,186

Payable for investment securities purchased                           2,381,566

Accrued expenses                                                         27,369

                                                                      2,441,121
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      122,340,348
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     122,342,176

Accumulated net realized gain (loss) on investments                      (1,905)

Accumulated gross unrealized appreciation on investments                     77
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      122,340,348
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       122,342,176

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,392,260

EXPENSES:

Management fee--Note 2(a)                                              590,299

Shareholder servicing costs--Note 2(b)                                  90,582

Professional fees                                                       18,492

Custodian fees                                                          12,863

Registration fees                                                        9,314

Prospectus and shareholders' reports                                     8,658

Directors' fees and expenses--Note 2(c)                                  2,228

Miscellaneous                                                            6,117

TOTAL EXPENSES                                                         738,553

Less--reduction in management fee due to

   undertaking--Note 2(a)                                             (206,708)

NET EXPENSES                                                           531,845

INVESTMENT INCOME--NET                                               3,860,415
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                  1,974

Net unrealized appreciation (depreciation) on investments                   77

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   2,051

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,862,466

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended August 31,
                                             -----------------------------------

                                                     2000              1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,860,415         2,997,718

Net realized gain (loss) from investments           1,974              (400)

Net unrealized appreciation
   (depreciation) of investments                       77               --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,862,466         2,997,318
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (3,860,415)       (2,997,718)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 124,380,916        69,013,860

Dividends reinvested                            3,736,625         2,911,992

Cost of shares redeemed                      (117,725,586)      (78,601,601)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             10,391,955        (6,675,749)

TOTAL INCREASE (DECREASE) IN NET ASSETS        10,394,006        (6,676,149)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           111,946,342       118,622,491

END OF PERIOD                                 122,340,348       111,946,342

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total  return  shows  how  much  your  investment  in  the  portfolio would have increased  (or  decreased)  during  each period, assuming you had reinvested all
dividends   and   distributions.  These  figures  have  been  derived  from  the portfolio's financial statements.

                                                                               Year Ended August 31,
                                                       ---------------------------------------------------------------------------

                                                         2000          1999             1998           1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     1.00          1.00             1.00           1.00        1.00

Investment Operations:

Investment income--net                                   .033          .026             .030           .031        .025

Distributions:

Dividends from investment income--net                   (.033)        (.026)           (.030)         (.031)      (.025)

Net asset value, end of period                           1.00          1.00             1.00           1.00        1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                         3.32          2.62             3.01           3.17        3.38(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   .45           .45              .45            .36         .06(b)

Ratio of net investment income

   to average net assets                                 3.27          2.59             2.97           3.12        3.25(b)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                             .18           .20              .19            .27         .68(b)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                 122,340       111,946          118,622        136,553     100,248

(A) FROM DECEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the " fund") which is registered under the Investment Company Act of 1940 as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager" ) serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effectve March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the portfolio's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings of $6,797 during the period ended August 31, 2000 based on available cash balances left on deposit. Income earned under this
arrangement    is    included    in    interest    income.

The portfolio follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the portfolio.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The portfolio has an unused capital loss carryover of $1,905 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2000. If not applied, the carryover expires in fiscal 2007.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the portfolio, to the extent that the portfolio' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $206,708 during the period ended August 31, 2000.

(b) Under the Shareholder Services Plan, the portfolio reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts

During the period ended August 31, 2000, the portfolio was charged $75,286 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 2000, the portfolio was charged $8,691 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                       The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC New Jersey Municipal Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Portfolio at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York                           /s/Ernst & Young LLP

October 9, 2000



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the portfolio hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2000 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

                                                       The Portfolio

NOTES

For More Information

Dreyfus BASIC New Jersey Municipal Money

Market Portfolio

200 Park Avenue

New York, NY 10166

Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Custodian

The Bank of New York

100 Church Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   127AR008